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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

             Minnesota                 0-10078             41-0944876
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   (State or Other Jurisdiction      (Commission         (IRS Employer
         of Incorporation)           File Number)      Identification No.)


         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
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          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     HEI, Inc. issued a press release on June 30, 2005 disclosing its results of operations for the quarter ended May 28, 2005. The full text of the press release issued on June 30, 2005 is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following Exhibits shall be deemed furnished and not filed as a part of this
Report:

Exhibit No.    Description of Exhibit
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99.1           Press release issued June 30, 2005,announcing results of
               operations for the quarter ended May 28, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEI, INC.

Dated: June 30, 2005                        By  /s/ Timothy Clayton
                                                --------------------------------
                                                Timothy Clayton
                                                Its: Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release dated June 30, 2005, regarding the Company
               announcing results for its third quarter of fiscal 2005, which Ended May 28, 2005.